                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ___________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of
Earliest Event Reported):  December 16, 1998


                             IDENTIX INCORPORATED
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            (Exact name of registrant as specified in its charter)



        Delaware                     01-09641                   94-2842496
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(State of Incorporation            (Commission               (I.R.S. Employer
   or Organization)                File Number)             Identification no.)



510 N. Pastoria Avenue, Sunnyvale, California                       94086
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  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone no., including area code:  (408) 731-2000
                                                  --------------



                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
         ------------

  Effective December 16, 1998, Identix Incorporated, a California corporation (the "Company") completed a statutory merger effected for the purpose of changing its state of incorporation from California to Delaware by merging into its wholly-owned subsidiary Identix Incorporated, a Delaware corporation ("Identix Delaware"). This change in the Company's state of incorporation was approved by the holders of a majority of the Company's outstanding shares of Common Stock at the Company's annual meeting of shareholders on October 29, 1998.

  As a result of the merger, each outstanding share of the Company's Common Stock was automatically converted into one share of Identix Delaware Common Stock, $.01 par value. Each stock certificate representing issued and outstanding shares of the Company's Common Stock will continue to represent the same number of shares of Common Stock of Identix Delaware. The Identix Delaware Common Stock will continue to be traded on the American Stock Exchange without interruption under the symbol "IDX". Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of outstanding shares of Common Stock of Identix Delaware are entitled to receive dividends, when and if declared by the board of directors, out of the assets of the Identix Delaware which by law are available therefor, payable in cash, in property or in shares of capital stock. Each stockholder is entitled to one vote for each share of Common Stock held of record by that holder on the books of the Identix Delaware for the election of directors and on all matters submitted to a vote of stockholders of the corporation. Holders of Common Stock have no preemptive rights and no right to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. In the event of liquidation, dissolution or winding up of the affairs of Identix Delaware, after payment of claims of creditors and distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of Identix Delaware of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them.

  Identix Delaware will continue to operate the business of the Company under the name Identix Incorporated. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause the Company's headquarters to be moved, and will not result in any relocation of management or other employees.
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ITEM 7.   EXHIBITS
          --------

2.1 Agreement and Plan of Merger Between Identix Incorporated, a California corporation, and Identix Incorporated, a Delaware corporation.

3.1 Certificate of Incorporation of Identix Incorporated, a Delaware corporation.

3.2  Bylaws of Identix Incorporated, a Delaware corporation.


                                 SIGNATURE
                                 ---------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                IDENTIX INCORPORATED



Date:  December 17, 1998        By: /s/ JAMES P. SCULLION
                                   --------------------------------
                                    James P. Scullion,
                                    Executive Vice President and
                                    Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
  No.                        Exhibit
-------                      -------

2.1 Agreement and Plan of Merger Between Identix Incorporated, a California corporation, and Identix Incorporated, a Delaware corporation.

3.1 Certificate of Incorporation of Identix Incorporated, a Delaware corporation.

3.2  Bylaws of Identix Incorporated, a Delaware corporation.